Goodwill and Other Intangible Assets	11 Months Ended
Dec. 29, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
Changes in the carrying amount of goodwill for the fiscal years ended April 29, 2012 and April 28, 2013, the Predecessor period April 29, 2013 to June 7, 2013, and the Successor period from February 8, 2013 to December 29, 2013, by reportable segment, are as follows:

	North America	Europe	Asia/ Pacific	Latin America	RIMEA	Total
	(In thousands)
Predecessor
Balance at April 27, 2011	$1,369,411	$1,200,671	$392,080	$306,330	$29,949	$3,298,441
Purchase accounting adjustments	—	(600)	—	1,380	—	780
Disposals	—	(1,532)	—	—	—	(1,532)
Translation adjustments	(4,662)	(72,476)	3,119	(35,368)	(2,775)	(112,162)
Balance at April 29, 2012	1,364,749	1,126,063	395,199	272,342	27,174	3,185,527
Disposals	(899)	—	—	—	(527)	(1,426)
Impairment loss	—	—	(36,000)	—	—	(36,000)
Goodwill allocated to discontinued operations	—	—	(4,952)	—	—	(4,952)
Translation adjustments	(5,148)	(37,872)	5,595	(23,820)	(2,654)	(63,899)
Balance at April 28, 2013	1,358,702	1,088,191	359,842	248,522	23,993	3,079,250
Translation adjustments	(409)	10,438	(16,523)	(15,382)	(1,193)	(23,069)
Balance at June 7, 2013	$1,358,293	$1,098,629	$343,319	$233,140	$22,800	$3,056,181

Successor
Balance at February 8, 2013	$—	$—	$—	$—	$—	$—
Merger (see Note 4)	10,085,159	3,620,020	1,329,120	240,135	263,415	15,537,849
Purchase accounting adjustment	(178,605)	(106,437)	(247,248)	(14,513)	25,761	(521,042)
Translation adjustments	(52,976)	191,075	(54,893)	(14,706)	(15,245)	53,255
Balance at December 29, 2013	$9,853,578	$3,704,658	$1,026,979	$210,916	$273,931	$15,070,062
The Company recorded goodwill of $15.0 billion in connection with the Merger based on the preliminary purchase price allocation. Subsequent to the first quarter of the transition period, the Company made revisions to the purchase price allocation based on updated fair value estimates and related tax effects, which resulted in increased value allocated primarily to customer-related and other intangible assets and a corresponding reduction in goodwill. The adjustments were not recorded retrospectively as the impact was not considered to be material.
As a result of classifying the LongFong business as held for sale in Fiscal 2013, the Company took a non-cash impairment charge of $36.0 million to goodwill based on the fair value of the business based on the anticipated sale. During the second quarter of Fiscal 2013, the Company changed its annual goodwill impairment testing date from the fourth quarter to the third quarter of each year. As such, the Company completed its annual impairment assessment of goodwill during the third quarter of Fiscal 2013. No additional impairments were identified during the Company's annual assessment of goodwill. Total goodwill accumulated impairment losses for the Company since Fiscal 2003 were $120.6 million consisting of $54.5 million for Europe, $38.7 million for Asia/Pacific, $16.6 million for Latin America and $10.8 million for RIMEA as of April 28, 2013. Total goodwill accumulated impairment losses for the Company since Fiscal 2003 were $84.6 million consisting of $54.5 million for Europe, $2.7 million for Asia/Pacific, $16.6 million for Latin America and $10.8 million for RIMEA as of April 29, 2012 and April 27, 2011.
During the fourth quarter of Fiscal 2013, the Company completed its annual review of indefinite-lived intangible assets. No impairments were identified during the Company’s annual assessment of indefinite-lived intangible assets.
During the second quarter of Fiscal 2012, the Company finalized the purchase price allocation for the Coniexpress acquisition in Brazil resulting primarily in immaterial adjustments between goodwill, income taxes and non-pension postretirement benefits.
Customer-related and other intangible assets at December 29, 2013, April 28, 2013 and April 29, 2012, subject to amortization expense, are as follows:

	Successor			Predecessor
	December 29, 2013			April 28, 2013			April 29, 2012
	Gross	Accum Amort	Net	Gross	Accum Amort	Net	Gross	Accum Amort	Net
	(In thousands)
Licenses	$119,714	$(10,030)	$109,684	$208,186	$(169,666)	$38,520	$208,186	$(163,945)	$44,241
Customer-related assets	1,375,876	(35,773)	1,340,103	209,428	(77,310)	132,118	216,755	(69,244)	147,511
Other	24,665	(1,118)	23,547	419,642	(156,032)	263,610	420,787	(149,178)	271,609
	$1,520,255	$(46,921)	$1,473,334	$837,256	$(403,008)	$434,248	$845,728	$(382,367)	$463,361

Amortization expense for customer-related and other intangible assets was $46.9 million, $3.2 million, $30.9 million, $31.8 million and $29.0 million for the Successor period February 8, 2013 to December 29, 2013, the Predecessor period April 29, 2013 to June 7, 2013, the fiscal years ended April 28, 2013, April 29, 2012 and April 27, 2011, respectively. Based upon the amortizable intangible assets recorded on the balance sheet as of December 29, 2013, average annual amortization expense for each of the next five fiscal years is estimated to be approximately $82.4 million.
Intangible assets not subject to amortization at December 29, 2013 totaled $13.02 billion and consisted of $12.13 billion of trademarks, $839.9 million of licenses, and $45.6 million of other intangible assets. Intangible assets not subject to amortization at April 28, 2013 totaled $981.3 million and consisted of $846.9 million of trademarks, $115.0 million of recipes/processes, and $19.4 million of licenses. Intangible assets not subject to amortization at April 29, 2012 totaled $1.04 billion and consisted of $895.9 million of trademarks, $119.3 million of recipes/processes, and $20.1 million of licenses. The increase in intangible assets, not subject to amortization expense, between April 28, 2013 and December 29, 2013, was due to the preliminary purchase accounting associated with the Acquisition (see Note 4). The reduction in intangible assets, not subject to amortization expense, between April 29, 2012 and April 28, 2013 was primarily due to translation adjustments and $14.6 million of intangible assets allocated to discontinued operations.